                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Merrill Lynch & Co., Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                  13-2740599
              ------------                               ------------
 (State of incorporation or organization)              (I.R.S. Employer
                                                      Identification No.)
         4 World Financial Center
            New York, New York                               10080
         ------------------------                           --------
 (Address of principal executive offices)                  (Zip Code)

If this form relates to the                      If this form relates to the registration
registration of a class of                       of a class of securities pursuant to
securities pursuant to Section 12(b)             Section 12(g) of the Exchange Act and is
of the Exchange Act and is effective             effective pursuant to General
pursuant to General Instruction A.(c),           Instruction A.(d), please check the
please check the following box. [X]              following box. [ ]


Securities Act registration statement file number to which this form relates: 333-52822
          ---------

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                          Name of each exchange on which
     to be so registered                          each class is to be registered
     -------------------                          ------------------------------

Strategic Return Notes Linked to the
Institutional Holdings Index due June , 2006      American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
--------------------------------------------------------------------------------
                               (Title of class)

Item 1.   Description of Registrant's Notes to be Registered.
          --------------------------------------------------

          The description of the general terms and provisions of the Strategic
Return Notes Linked to the Institutional Holdings Index due June   , 2006 to be
issued by Merrill Lynch & Co., Inc. (the "Notes") set forth in the Preliminary Prospectus Supplement dated June 11, 2001, and the Prospectus dated January 24, 2001, attached hereto as Exhibit 99(A) are hereby incorporated by reference and contain certain proposed terms and provisions. The description of the Notes contained in the Prospectus Supplement to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, under Registration Statement Number 333-52822 which will contain the final terms and provisions of the Notes, including the maturity date of the Notes, is hereby deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

Item 2.   Exhibits.
          --------

       99 (A) Preliminary Prospectus Supplement dated June 11, 2001, and Prospectus dated January 24, 2001, (incorporated by reference to registrant's filing pursuant to Rule 424 (b)).

       99 (B)  Form of Note.

       99 (C) Copy of Indenture between Merrill Lynch & Co., Inc. and The Chase Manhattan Bank, formerly Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), dated as of April 1, 1983, as amended and restated.*

          Other securities issued by Merrill Lynch & Co., Inc. are listed on the American Stock Exchange.


















* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              MERRILL LYNCH & CO., INC.

                                              By: /s/ Andrea L. Dulberg
                                                 -------------------------
                                                      Andrea L. Dulberg
                                                          Secretary

Date: June 28, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549





                           MERRILL LYNCH & CO., INC.





                                    EXHIBITS
                                       TO
                         FORM 8-A DATED JUNE 28, 2001

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.
----------

99 (A)          Preliminary Prospectus Supplement dated
                June 11, 2001, and Prospectus dated
                January 24, 2001 (incorporated by reference to registrant's filing pursuant to Rule 424 (b)).

99 (B)          Form of Note.

99 (C)          Copy of Indenture between Merrill Lynch & Co.,
                Inc. and The Chase Manhattan Bank, formerly
                Chemical Bank (successor by merger to
                Manufacturers Hanover Trust Company),
                dated as of April 1, 1983, as amended and restated.*
















* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.